UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010
ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of Principal Executive Offices) (Zip Code)
(781) 647-3900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Potential Stock Repurchases
     Alere Inc., or Alere, today issued a press release entitled “Alere Inc. Announces Stock Repurchase Authorization,” a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.
Potential Stock Sales in Connection with Expiring Stock Options
     Several directors and officers of Alere have stock options which will expire during 2011 if not exercised, some as early as February 2011. The list of the directors and officers and their applicable stock options covering a total of 757,516 shares of Alere common stock is set forth below. Other stock options covering an additional 253,984 shares of Alere common stock also expire by their terms during 2011.
     The directors and officers of Alere, as well as other option holders, may exercise these stock options prior to their expiration dates either by paying the exercise price in cash, by selling a sufficient number of shares of Alere stock to cover the exercise price and the related tax obligations, or by other methods permitted under the applicable option agreements. The directors, officers or other option holders may establish 10b5-1 plans in order to permit sales of Alere common stock, without regard to whether they may be in possession of material, non-public information at the time of sale, for the purpose of funding the exercise price and any tax obligations related to the exercise of these or other stock options.
     Ron Zwanziger, Dave Scott and Jerry McAleer have indicated that they do plan to sell shares of Alere stock on the market in order to cover the exercise price and tax obligations relating to their options expiring during 2011 and that they plan to enter into qualified 10b5-1 plans to facilitate this.

Name	Title	Expiration Date	Option Price	Shares Exercisable
Zwanziger, Ron	Chairman, CEO and President	2/12/2011	$14.92	30,000
		12/20/2011	$17.15	65,000

				95,000

Scott, David	Director, Chief Scientific Officer	2/12/2011	$14.92	24,000
		11/30/2011	$15.47	199,691

				223,691

McAleer, Jerry	Director, Senior Vice President, R&D	2/12/2011	$14.92	16,000
		11/30/2011	$15.47	189,706
		12/2/2011	$16.76	129,413

				335,119

Eylenbosch, Hilde	Chief Commercial Officer	2/12/2011	$14.92	1,200
		11/30/2011	$15.47	40,000

				41,200

Name	Title	Expiration Date	Option Price	Shares Exercisable
Goldberg, Carol	Director	11/23/2011	$18.73	11,650

Hempel, Paul	Sr., VP, Leadership Development and Special Counsel	11/30/2011	$15.47	25,856

Levy, John	Director	11/23/2011	$18.73	25,000

Total				757,516
Forward-Looking Statements
     This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws regarding the potential for stock repurchase by the Company and the potential sale of Company shares by directors and officers of the Company in connection with expiring stock options. These statements reflect the Company’s current views with respect to future events and are based on its management’s current assumptions and information currently available. Actual results may differ materially due to numerous factors including, without limitation, market and economic conditions generally; the risks and uncertainties described in the Company’s annual report on Form 10-K, as amended, for the year ended December 31, 2009; and other factors identified from time to time in its periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements contained herein.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 9, 2010, entitled “Alere Announces Stock Repurchase Authorization”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.
Date: December 9, 2010	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 9, 2010, entitled “Alere Announces Stock Repurchase Authorization”